UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2003


                               COURIER CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                                  -------------
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number: 0-7597

                 IRS Employer Identification Number: 04-2502514

         15 Wellman Avenue, North Chelmsford, MA                   01863
         ---------------------------------------                   -----
         (Address of principal executive offices)                (Zip Code)

                                 (978) 251-6000
                                  -------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 5. Other Events.
---------------------

On December 15, 2003, Courier Corporation issued a press release announcing the signing of a definitive agreement by one of its subsidiaries to acquire the assets of, and to assume certain liabilities of, Research and Education Association (REA). REA is a privately held publisher of test preparation and study guide books and software for high school, college, graduate students, and professionals. A copy of the press release is furnished as Exhibit 99.1.

Item 7.  Exhibits
-----------------

Exhibit No.                Description
-----------                -----------

99.1                       Text of press release dated December 15, 2003










                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COURIER CORPORATION


                                 By:  /s/  Robert P. Story, Jr.
                                      -------------------------
                                          Robert P. Story, Jr.
                                          Senior Vice President and
                                          Chief Financial Officer
Date:    December 15, 2003

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                ------------

99.1                       Text of press release dated December 15, 2003